Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NitroMed, Inc. (the “Company”) for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Ham, III, Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 1, 2007

/s/ JAMES G. HAM, III
James G. Ham, III
Vice President, Chief Financial Officer, Treasurer
and Secretary (Principal Financial Officer and Principal
Accounting Officer)